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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 30, 1997
                                                -----------------------


                              Commercial Credit Company
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                (Exact name of registrant as specified in its charter)


    Delaware                   1-6594                   52-0883351
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    (State or other          (Commission              (IRS Employer
    jurisdiction of          File Number)             Identification No.)
    incorporation)

           300 Saint Paul Place, Baltimore, Maryland          21202
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            (Address of principal executive offices)        (Zip Code)

                               (410) 332-3000
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            (Registrant's telephone number, including area code)


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                              COMMERCIAL CREDIT COMPANY
                              Current Report on Form 8-K

Item 5.  OTHER EVENTS.
         ------------


    On July 31, 1997, Commercial Credit Company (the "Company") acquired from BankAmerica Financial, Inc. all of the issued and outstanding capital stock of Security Pacific Finance System Incorporated for approximately $1.6 billion in cash.

    Financing for the acquisition included an equity contribution of $520 million by Travelers Group Inc., the Company's parent.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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    Exhibits:

    EXHIBIT NO.    DESCRIPTION
    -----------    -----------

     1.01 Terms Agreement, dated July 30, 1997, among the Company and Smith Barney Inc., Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, NationsBanc Capital Markets, Inc., UBS Securities LLC and First Union Capital Markets Corp., as Underwriters, relating to the offer and sale of the Company's 6 1/2% Notes August 1, 2004.

     4.01          Form of Note for the Company's 6 1/2% Notes due August 1,
                   2004.


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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  August 1, 1997                  COMMERCIAL CREDIT COMPANY



                                            By /s/ Firoz B. Tarapore
                                              ---------------------------------
                                              Firoz B. Tarapore
                                              Vice President and
                                              Assistant Treasurer


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